UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 5/31/13

Item 1.  Reports to Stockholders.

Semi-Annual Report May 31, 2013 1-855-294-7538 Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Fellow Shareholders,

We are pleased to present the semi-annual report for the Inflation Hedges Strategy Fund (the “Fund”) for the period ending May 31, 2013.  Because this is our first shareholder report we would like to take this opportunity to describe the purpose and design of the Fund before addressing Performance, Outlook and Positioning.

Fund Overview

We believe inflation has been a persistent force in the U.S. economy, which is demonstrated by the fact that $1.00 in 1913, which coincides with the founding of the Federal Reserve, is worth less than $0.04 today, indicating a loss of purchasing power of over 95% solely due to inflation.  Moreover, inflation has historically made its presence felt as a sudden “inflationary spike” occurring when investors least expect it, resulting in potential damage to portfolios that were not adequately hedged for it.  We believe that any investor with a long-term horizon should be thinking about how to potentially protect their portfolios from the corrosive effects of inflation. The challenge is gaining inflation protection without sacrificing returns while waiting for inflation to resurface.

The chart below illustrates the effects of inflation on two 60% Equity / 40% Fixed Income portfolios that start with $1 million and make real (i.e., inflation adjusted) $50,000 annual withdrawals.  The 1966 portfolio actually does worse than the 1929 Great Depression portfolio chiefly due to the difficult inflationary environment during which $1.00 in 1966 was worth only $0.36 15 years later.

Because inflationary spikes can be difficult to predict, we believe it is important to construct an inflation hedge that seeks to provide a reasonable return during non-inflationary periods and also has a goal to potentially limit Inflation’s effect when it reappears.  We created the Fund based on this premise and have attempted to invest in asset classes that we feel are sensitive to inflationary increases, such as natural resource equities, leveraged loans (bank loans), treasury inflation protected securities (TIPS) and commodities.  We believe these asset classes have historically performed well during times of ‘normal’ inflation and could potentially benefit a portfolio prior to an inflationary event.

Two 60% Equity / 40% Fixed Income portfolios starting with $1,000,000 with real $50,000 annual withdrawals

The referenced returns are shown for general market comparisons and are not meant to represent the Fund. Past performance is not a guarantee of future results.  Unmanaged index returns do not reflect any fees, expenses or sales charges and you cannot invest directly in an index.

Equities are represented by the S&P 500: an unmanaged composite of 500 large-capitalization companies, used by professionals as a benchmark for large-cap stocks. Risks include the dynamic fluctuations of the market and possible loss of principal.

Fixed Income is represented by the Barclays Capital U.S. Aggregate Bond Index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors.  Fix income securities are subject to risks including inflationary and interest rate changes, among others.

We chose a multi-asset class investment approach because we feel some inflation hedging asset classes perform better than others depending on the economic environment in which inflation occurs.  For example, in a high inflation / low growth environment, TIPS and precious metals have historically outperformed, while in a high inflation / high growth environment, commodities and global natural resource equities have historically outperformed.  Therefore, we believe using a multi-asset class inflation hedge offers the greatest potential to a portfolio during different types of inflationary environments.

Because we have selected specialized asset classes to hedge inflation we are using sub-advisors to manage the Fund’s allocations during times when we believe active management provides an advantage while using more passive approaches during times when we believe active management is not warranted.  Our sub-advisors are Wellington Management Company, LLP; Parametric Portfolio Associates, LLC; Mellon Capital Management Corporation; Commodity Strategies AG; City of London Investment Group and The Boston Company Asset Management, LLC.

Performance

While our long term performance goal is to achieve real returns (CPI + 5%), we measure our short term performance against a custom benchmark that is comprised of indices that correspond to the asset classes we are investing in.  Accordingly, the Fund’s custom benchmark is comprised of:  30% S&P Global Natural Resource Net Total Return Index,  25% S&P / LSTA Leveraged Loan Total Return Index, 25% Barclays U.S. TIPS (1-5 year) Index, 20% Dow Jones-UBS Commodity Index Total Return.

The Fund (Institutional Shares), which launched on February 12, 2013, performed well during a highly volatile market environment, out-performing its custom benchmark by 1.98%.  Since inception, the Fund’s return has been -1.60% versus -3.58% for its custom benchmark.

The majority of the over-performance is due to Asset Allocation which contributed 1.76% versus the custom benchmark.  Asset Allocation outperformance was primarily from the Fund's underweight to TIPS and Commodities and overweight to Leveraged Loans.  Security Selection contributed 0.22% of outperformance and was primarily due to our Global Natural Resource equity strategy out-performing its benchmark.

While underweighting TIPS and Commodities contributed to outperforming the benchmark, the negative returns of these two asset classes in general contributed to negative performance in absolute terms.

Two caveats:  (1) we do not mean to imply that performance over such a short period is a good indicator of the Fund’s future performance, nor do we think that investments should be based solely on returns, and (2) we also do not imply that we are happy with negative returns, as our long term goal is to not simply lose less than the market during market declines but rather to achieve real (after inflation) returns over a full market cycle.

Outlook and Positioning

Overall we expect gradual improvement in the global economy during the second half of 2013, accompanied by continuing massive monetary stimulus by the central banks and, if lending and housing begin to recover, increasing inflationary pressure.  We believe the Fed and other central banks have little incentive to reduce their monetary stimulus even after the global economy rebounds in order to inflate away the heavy debt burdens of governments and consumers.  We believe these policies increase the risk that inflationary pressure builds to an extent that, like a coiled spring, an inflationary spike is released that potentially proves devastating to investor savings and portfolios that are not hedged against it.

In the meantime, we expect continued market turmoil and as a result have positioned the portfolio in a conservative fashion.  We continue to overweight Bank Loans and underweight TIPS, global natural resource equities and commodities.

Because no one can foresee when inflation will hit or how hard, or whether there will be a high growth or low growth economic environment going forward, we believe it is prudent to now establish or add to a strategic allocation in a multi-asset class inflation hedge.  Asset classes that are not highly correlated with equities and fixed income securities can also provide the investor with an overall portfolio that has better risk adjusted returns.

Sincerely,

Michael Hanus

Alec Petro

Brian Chen

Portfolio Managers

Definitions:

S&P Global Natural Resource Net Total Return Index: The index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors:  agribusiness, energy, and metals & mining.

S&P / LSTA Leveraged Loan Total Return Index: (S&P LL indexes) are capitalization-weighted syndicated loan indexes based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis.

Barclays U.S. TIPS (1-5 year) Index: The index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Dow Jones-UBS Commodity Index Total Return: The DJ-UBSCI is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Hedge:  A hedge is an investment position intended to offset potential losses/gains that may be incurred by a companion investment.

 1577-NLD-7/9/2013

Inflation Hedges Strategy Fund

PORTFOLIO REVIEW (Unaudited)

Since Inception through May 31, 2013

Non-Annualized Total Returns as of May 31, 2013

Since Inception*
Inflation Hedges Strategy Fund – Class I	(1.60)%
Inflation Hedges Strategy Fund – Class R	(1.70)%
S&P 500**	8.07%
Custom Blended Benchmark***	(3.58)%

________________

*The Fund commenced operations on February 12, 2013

**The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

*** The Fund’s custom benchmark is comprised of:  30% S&P Global Natural Resource Net Total Return Index,  25% S&P / LSTA Leveraged Loan Total Return Index, 25% Barclays U.S. TIPS (1-5 year) Index, 20% Dow Jones-UBS Commodity Index Total Return, which are defined below. Investors cannot invest directly in an index or benchmark.

- S&P Global Natural Resource Net Total Return Index is an unmanaged index that includes 90 of the largest publicly-traded companies   in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified and investable equity exposure across

3 primary commodity-related sectors:  agribusiness, energy and metals & mining.

- S&P / LSTA Leveraged Loan Total Return Index is an unmanaged capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis.

- Barclays U.S. TIPS (1-5 year) Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

- Dow Jones-UBS Commodity Index Total Return is an unmanaged index that is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, are 2.09% for Class I and 2.34% for Class R.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-855-294-7538.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2013
Shares		Value

	COMMON STOCK - 24.17%
	AGRICULTURE - 0.68%
580	Archer-Daniels-Midland Co.	$ 18,693
130	Bunge Ltd.	9,048
		27,741
	BUILDING MATERIALS - 1.43%
720	CRH PLC	15,210
260	Eagle Materials, Inc.	19,175
110	Martin Marietta Materials, Inc.	11,993
220	Vulcan Materials Co.	11,787
		58,165
	CHEMICALS - 4.73%
210	Eastman Chemical Co.	15,061
310	LyondellBasell Industries NV - ADR	20,662
340	Methanex Corp.	15,027
810	Monsanto Co.	81,518
750	Potash Corp. of Saskatchewan, Inc.	31,515
360	Syngenta AG - ADR	28,022
		191,805
	ENGINEERING & CONSTRUCTION - 0.25%
160	Fluor Corp.	10,113

	FOOD - 0.98%
1,560	Dean Foods Co. *	16,364
250	Sanderson Farms, Inc.	17,230
218	WhiteWave Foods Co. *	3,612
154	WhiteWave Foods Co. - Cl. A *	2,679
		39,885
	FOREST PRODUCTS & PAPER - 0.89%
780	International Paper Co.	35,997

	IRON/STEEL - 1.11%
950	ArcelorMittal	12,189
740	Nucor Corp.	32,937
		45,126
	MINING - 3.67%
410	Antofagasta PLC	5,877
250	BHP Billiton Ltd. - ADR	8,359
1,450	BHP Billiton PLC	42,107
790	Freeport-McMoRan Copper & Gold, Inc.	24,530
2,928	Glencore Xstrata PLC	14,341
340	Kaiser Aluminum Corp.	21,570
360	Rio Tinto Ltd. - ADR	19,042
1,000	Sumitomo Metal Mining Co. Ltd.	12,912
		148,738
	OIL & GAS - 8.49%
230	Anadarko Petroleum Corp.	20,118
300	Chevron Corp.	36,825
150	Continental Resources, Inc. *	12,170
330	Ensco PLC	19,856
210	EOG Resources, Inc.	27,111
See accompanying notes to financial statements.
Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued) (Unaudited)
May 31, 2013
Shares		Value

	OIL & GAS (Continued) - 8.49%
500	Exxon Mobil Corp.	$ 45,235
180	Helmerich & Payne, Inc.	11,113
490	Marathon Oil Corp.	16,851
320	Noble Energy, Inc.	18,448
240	Occidental Petroleum Corp.	22,097
12,000	PetroChina Co. Ltd.	13,975
1,900	Petroleo Brasileiro SA	16,867
110	Pioneer Natural Resources Co.	15,255
580	Royal Dutch Shell PLC	20,052
520	Total SA	26,003
550	Valero Energy Corp.	22,346
		344,322
	OIL & GAS SERVICES - 1.12%
210	Cameron International Corp. *	12,783
260	Halliburton Co.	10,881
160	National Oilwell Varco, Inc.	11,248
150	Schlumberger Ltd.	10,955
		45,867
	REITS - 0.55%
210	Rayonier, Inc.	11,634
360	Weyerhaeuser Co.	10,735
		22,369
	TRANSPORTATION - 0.27%
70	Union Pacific Corp.	10,823

	TOTAL COMMON STOCK	980,951
	(Cost - $989,472)

	MUTUAL FUND - 4.93%
	ASSET ALLOCATION FUND - 4.93%
25,510	Parametric Commodity Strategy Fund	200,255
	TOTAL MUTUAL FUND
	(Cost - $208,923)

	EXCHANGE TRADED FUNDS - 45.25%
	COMMODITY FUNDS - 5.45%
120	SPDR Gold Shares *	16,070
3,700	United States Commodity Index Fund *	204,832
		220,902
	DEBT FUND - 39.80%
64,400	PowerShares Senior Loan Portfolio	1,615,152

	TOTAL EXCHANGE TRADED FUNDS	1,836,054
	(Cost - $1,836,403)

	SHORT-TERM INVESTMENT - 24.69%
	MONEY MARKET FUND - 24.69%
1,001,871	BlackRock Liquidity Funds T-Fund Portfolio, 0.01% +	1,001,871
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,001,871)
See accompanying notes to financial statements.
Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued) (Unaudited)
May 31, 2013
Shares		Value

	TOTAL INVESTMENTS - 99.04% (Cost - $4,036,669) (a)	$ 4,019,131
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.96%	38,763
	NET ASSETS - 100.00%	$ 4,057,894

* Non-Income producing security.
+ Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2013.
ADR - American Depositary Reciept.
REITS - Real Estate Investment Trusts

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,036,669 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 22,340
	Unrealized depreciation	(39,878)
	Net unrealized depreciation	$ (17,538)

Portfolio Composition as of May 31, 2013 (Unaudited)
Percent of Net Assets
Exchange Traded Funds	45.25%
Short-term Investment	24.69%
Basic Materials	10.38%
Energy	9.62%
Mutual Fund	4.93%
Industrial	1.95%
Consumer, Non-cyclical	1.67%
Other Assets in Excess of Liabilities	0.96%
Financial	0.55%
Net Assets	100.00%

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2013

ASSETS
Investment securities:
At cost	$ 4,036,669
At value	4,019,131
Cash	100
Foreign Cash (Cost $166)	167
Receivable for securities sold	24,516
Receivable from investment advisor	33,003
Dividends and interest receivable	3,555
Prepaid expenses	26,431
TOTAL ASSETS	4,106,903

LIABILITIES
Payable for securities purchased	25,801
Distribution (12b-1) fees payable	8
Fees payable to other affiliates	12,704
Accrued expenses and other liabilities	10,496
TOTAL LIABILITIES	49,009
NET ASSETS	$ 4,057,894

Net Assets Consist Of:
Paid in capital	$ 4,106,665
Accumulated net investment income	3,257
Accumulated net realized loss from security transactions and foreign currency translations	(34,415)
Net unrealized depreciation of security transactions	(17,613)
NET ASSETS	$ 4,057,894

Class I Shares:
Net Assets	$ 4,021,339
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	408,762
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$ 9.84

Class R Shares:
Net Assets	$ 36,555
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,719
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$ 9.83
_____
*The Fund charges a redemption fee of 2% on redemptions of shares held for less then 60 days.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Period Ended May 31, 2013*

INVESTMENT INCOME
Dividends (Less $149 Foreign tax withholding)	$ 16,746
Interest	28
TOTAL INVESTMENT INCOME	16,774

EXPENSES
Investment advisory fees	13,129
Registration fees	11,507
Legal fees	9,479
Administrative services fees	8,800
Audit fees	8,495
Accounting services fees	5,977
Transfer agent fees	5,534
Compliance officer fees	3,858
Printing and postage expenses	2,411
Custodian fees	1,808
Trustees' fees and expenses	1,206
Insurance expense	964
Miscellaneous expenses	482
Distribution (12b-1) fees- Class R	20
TOTAL EXPENSES	73,670
Fees waived/expenses reimbursed by the Advisor	(60,153)
NET EXPENSES	13,517

NET INVESTMENT INCOME	3,257

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(34,385)
Foreign currency transactions	(30)
Net realized loss	(34,415)
Net change in unrealized depreciation of investments and foreign currency transactions	(17,613)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRASACTIONS	(52,028)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (48,771)
_____
* The Fund commenced opperations on February 12, 2013.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

For the
Period Ended
May 31, 2013*
FROM OPERATIONS
Net investment income	$ 3,257
Net realized loss from investments and foreign currency transactions	(34,415)
Net change in unrealized depreciation of investments	(17,613)
Net decrease in net assets resulting from operations	(48,771)

FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	4,069,665
Net increase in net assets from shares of beneficial interest	4,069,665
Class R:
Proceeds from shares sold	37,000
Net increase in net assets from shares of beneficial interest	37,000

Net increase in net assets from shares of beneficial interest	4,106,665

TOTAL INCREASE IN NET ASSETS	4,057,894

NET ASSETS
Beginning of Period	-
End of Period +	$ 4,057,894
+ Includes accumulated net investment income of:	$ 3,257

SHARE ACTIVITY
Class I
Shares Sold	408,762
Net increase in shares of beneficial interest outstanding	408,762

Class R
Shares Sold	3,719
Net increase in shares of beneficial interest outstanding	3,719
_____
* The Fund commenced operations on February 12, 2013.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund - Class I
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

For the
Period Ended
May 31, 2013 (1)

Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net investment income (2)	0.01
Net realized and unrealized loss
on investments	(0.17)
Total from investment operations	(0.16)

Net asset value, end of period	$ 9.84

Total return (3)	(1.60)%

Net assets, end of period (000s)	$ 4,021

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	9.28%
Net of reimbursement (5,6,7)	1.70%

Ratio of net investment income to average net assets: (5,7,8)	0.42%

Portfolio Turnover Rate (4)	33%

(1) Class I commenced operations on February 12, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Not annualized for periods less than one year.
(5) Annualized for periods of less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund - Class R
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	For the
	Period Ended
	May 31, 2013 (1)

Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net investment income (2)	0.00	(9)
Net realized and unrealized loss
on investments	(0.17)
Total from investment operations	(0.17)

Net asset value, end of period	$ 9.83

Total return (3)	(1.70)%

Net assets, end of period (000s)	$ 37

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	9.53%
Net of reimbursement (5,6,7)	1.95%

Ratio of net investment income to average net assets: (5,7,8)	0.17%

Portfolio Turnover Rate (4)	33%

(1) Class R commenced operations on February 12, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Not annualized for periods less than one year.
(5) Annualized for periods of less than one year.
(6) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Less than one cent per share.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2013

1.

ORGANIZATION

Inflation Hedges Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to seek to provide current income and real (after inflation) total returns.  The Fund currently offers Class I and Class R shares, both of which commenced operations on February 12, 2013 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value”

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

(Continued)

May 31, 2013

procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of May 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Common Stock*	$ 980,951	$ -	$ -	$ 980,951
Mutual Fund	200,255	-	-	200,255
Exchange-Traded Funds	1,836,054	-	-	1,836,054
Short-Term Investment	1,001,871	-	-	1,001,871
Total	$ 4,019,131	$ -	$ -	$ 4,019,131

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to record transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*Please refer to the Portfolio of Investments for Industry classifications.

Consolidation of Subsidiaries – North Peak Asset Management Fund Limited II (NPAMFL II) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of NPAMFL II, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

NPAMFL II will utilize commodity futures, options on futures, swap contracts and structured notes to facilitate the Fund’s pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based products, NPAMFL II may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

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A summary of the Fund’s investment in the CFC is as follows:

	Inception Date of SPC	SPC Net Assets at May 31, 2013	% Of Fund Net Assets at May 31, 2013
NPAMFL II	3/18/2013	$ 100	0.00% *

* Lest then 0.01%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are

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May 31, 2013

translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the period ended May 31, 2013, the Fund had a net realized loss of $30 on forward currency contracts.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended May 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $3,668,045 and $598,737, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund.  North Peak Asset Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of the Fund’s average daily net assets.  For the period ended May 31, 2013, the Fund incurred $13,129 of advisory fees.

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Pursuant to a written contract (the "Waiver Agreement"), the Advisor has agreed, at least until March 1, 2014 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, interest and tax expenses, dividends on short positions and extraordinary expenses) do not exceed 1.70% for Class I shares and 1.95% for Class R shares with respect to the average daily net assets for each share class.  These amounts will herein be referred to as the "expense limitations."  For the period ended May 31, 2013, expenses of $60,153 incurred by the Fund were waived by the Advisor.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and the Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund's operating expense to exceed the respective expense limitation.  If any Fund's operating expenses subsequently exceed the respective expense limitation, the reimbursements for the Fund shall be suspended.

As of May 31, 2013, the following amounts are subject to recapture by the Advisor by November 30 of the following years:

2016
$ 60,153

Sub-advisory services were provided to the Funds, pursuant to agreements between the Advisor and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Advisor compensated the sub-advisers based on the portion of the Fund’s average daily net assets which they had been allocated to manage.

Wellington Management Company, LLP

Parametric Portfolio Associates, LLC

Mellon Capital Management Corporation

Commodity Strategies AG

The Boston Company Asset Management, LLC

City of London Investment Management Company

Distributor- The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% of the average daily net assets for Class R shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the period ended May 31, 2013, pursuant to the Plan, Class R shares paid $20.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class I and Class R shares. The Distributor is an affiliate of GFS. For the period ended May 31, 2013, the Distributor received no compensation in underwriting commissions for sales of Class R shares.

Trustees- Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $4,000, allocated to all Funds in the trust, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman receives a $4,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

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May 31, 2013

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days or if shares are redeemed for failure to maintain the Fund’s minimum account balance requirement. The redemption fee is paid directly to the Fund.  For the period ended May 31, 2013, the Fund did not assess any redemption fees for Class I or Class R shares.

6.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of May 31, 2013, Charles Schwab & Co, an account holding shares for the benefit of others in nominee name, held approximately 46% and 100% of the voting securities of Class I and Class R shares, respectively.

7.   UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the PowerShares Senior Loan Portfolio, (the “PowerShares Fund”).  The Fund may redeem its investment from the PowerShares Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the PowerShares Fund.  The financial statements of the PowerShares Fund, including the portfolio of investments, can be found at www.invescopowershares.com or the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of May 31, 2013 the percentage of the Fund’s net assets invested in the PowerShares Fund was 39.80%.

8.   NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance

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 requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORYAGREEMENTS

At a Special meeting (the “Special Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on March 6, 2012, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Inflation Hedges Strategy Fund  (the “Fund”), and North Peak Asset Management, LLC (“North Peak” or the “Adviser”) and the approval of a sub-advisory agreement (the “Boston Sub-Advisory Agreement”) between North Peak and The Boston Company Asset Management, LLC (“Boston”).

At a meeting (the “Regular Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 3, 2012 the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of sub-advisory agreements (the “RM Sub-Advisory Agreements”) between North Peak and Parametric Portfolio Associates (“Parametric”), LLC, Mellon Capital Management, LLC (“Mellon”), City Of London Investment Management Company Limited (“CoL”), Wellington Management Company, LLP (“Wellington”) and Commodity Strategies AG (“CSAG”) (together with Boston, each is a “Sub-Adviser” and collectively the “Sub-Advisers”).

The Special Meeting held on March 6, 2012 and Regular Meeting held on May 3, 2012 are collectively referred to as the “Meetings” and the Boston Sub-Advisory Agreement and RM Subadvisory Agreements are collectively the “Sub-Advisory Agreements”.

In advance of the Meetings, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement and the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Investment Advisory Agreement and Sub-Advisory Agreements and comparative information relating to the advisory fee and sub-advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser and each Sub-Adviser (including due diligence questionnaires completed by the Adviser and each Sub-Adviser, the Adviser and each Sub-Adviser’s Forms ADV, select financial information of the Adviser and each Sub-Adviser, bibliographic information regarding the Adviser’s and the Sub-Advisers’ key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser and each Sub-Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement and the Boston Sub-Advisory Agreement at the Special Meeting and each of the RM Sub-Advisory Agreements at the Regular Meeting.

  At each Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Investment Advisory Agreement and Sub-Advisory Agreements with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to each Meeting.  In their deliberations at each Meeting considering the Investment Advisory Agreement and Sub-Advisory Agreements, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances.

March 6, 2012 Special Meeting of the Board

Nature, Extent and Quality of Services.  During the discussions with North Peak, the Board reviewed the materials provided by North Peak and Boston related to the proposed Investment Advisory Agreement and Sub-Advisory Agreement, including a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of North Peak’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board considered North Peak’s and Boston’s specific responsibilities in all aspects of day-to-day management of the Fund.  Additionally, the Board received satisfactory responses from representative of North Peak and Boston with respect to a series of important questions, including whether North Peak or Boston were involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether North Peak or Boston has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the descriptions provided by North Peak of its practices for monitoring compliance with the Fund’s investment limitations, noting that North Peak’s CCO will periodically review the portfolio manager’s performance of their duties with respect to the Fund to ensure compliance under North Peak’s compliance program. The Board then reviewed the capitalization of North Peak and Boston based on financial information and other materials provided by North Peak and Boston and discussed such materials with North Peak.  The Board concluded that North Peak and Boston were sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also concluded that North Peak and Boston had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement or Sub-Advisory Agreement, as appropriate, and that the nature, overall quality and extent of the management services to be provided by North Peak and Boston were satisfactory and reliable.

Performance.  The Board noted that North Peak and the Fund were newly formed and that North Peak and Boston do not manage any other fund or separate account in the same strategy as the Fund.  Accordingly, the Board was not able to consider the past performance of North Peak or Boston in its evaluation.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by North Peak, the Board discussed a comparison of the management fee and total operating expense data of the Fund and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by North Peak with similar investment objectives and strategies and of similar size.  The Board also considered any fall-out benefits likely to accrue to North Peak or its affiliates from its relationship with the Fund.  The Board reviewed the contractual arrangements for the Fund and found such arrangements to be beneficial to shareholders. The Board noted that North Peak proposed to charge the Fund an advisory fee at an annual rate of 1.60% based on the average net assets the Fund.

Based on the experience, expertise and services to be provided to the Fund by North Peak, it was the consensus of the Board that the fees to be charged by North Peak for the Fund were reasonable.  The Board concluded that the advisory fee for the Fund was reasonable in light of the Fund’s proposed “manager of managers” structure because North Peak would be responsible for the sub-advisory fees payable to the sub-advisers out of North Peak’s contractual advisory fee paid to it by the Fund.  In addition, the Board considered that North Peak would be responsible for monitoring at least five different sub-advisers.  In so doing, North Peak would commit substantial financial and other resources to the management of the Fund when utilizing the “manager of managers” structure.  The Board concluded that the Fund’s management fee is warranted in light of the Fund’s multi-strategy, proposed “manager of managers” structure. The Board also noted that because of time limitations and a request that North Peak provide the specific fees to be paid each Sub-Adviser, the approval of the sub-advisory agreements for the Fund other than the sub-advisory agreement with Boston, and the operating expense limitation agreement for the Fund will be deferred to May 3, 2012.

As to the costs of the services to be provided and profits to be realized by Boston, the Board discussed the sub-advisory fee payable to Boston.  The Board considered that Boston is to be paid by North Peak out of North Peak’s advisory fees and not by the Fund.  North Peak confirmed to the Board that the advisory fee to be paid to Boston is reasonable in light of the anticipated quality of the services to be performed by it.  The Trustees also believed, based on information that North Peak provided that the Boston Sub-Advisory Agreement will be negotiated at arm’s-length.

Profitability.  The Board also considered the level of profits that could be expected to accrue to North Peak with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of North Peak provided by North Peak.  With respect to North Peak, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from North Peak’s or Boston’s relationship with the Fund were not excessive. As to the cost of the services to be provided and profits to be realized by Boston, the Trustees reviewed financial information and profitability analysis that were provided. However, because the sub-advisory fee will be paid by North Peak, the overall advisory fee paid by the Fund is not directly affected by the  sub-advisory fee. Consequently, the Board did not consider the costs of services provided by Boston or its profitability to be significant factors.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed North Peak’s expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term.  With respect to Boston, since the sub-advisory fees are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Conclusion.  Having requested and received such information from North Peak and Boston as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and Boston Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of each the Investment Advisory Agreement and Sub-Advisory Agreement determined was in the best interests of the Fund and its shareholders.

May 3, 2012 Regular Meeting of the Board

Nature, Extent and Quality of Services.  The Board reviewed the materials provided by Parametric, Mellon, CoL, Wellington and CSAG (each a “Proposed Sub-Adviser” and collectively, the “Proposed Sub-Advisers”) related to their respective proposed sub-advisory agreements with North Peak regarding Inflation Hedges (the “RM Sub-Advisory Agreements”).  The Board then reviewed each RM Sub-Advisory Agreement.  In addition to the materials described above, the Trustees reviewed: (i) the nature and quality of the investment advisory services to be provided by each of the Proposed Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of the Proposed Sub-Advisers; (iii) the performance history of the Proposed Sub-Advisers with respect to assets allocated to them by the Adviser; and (iv) each Proposed Sub-Adviser’s financial condition, history of operations and ownership structure.  In considering each of the RM Sub-Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

As to the nature, quality and extent of the services to be provided by each of the Proposed Sub-Advisers, the Board noted the experience of the portfolio management and research personnel of each Proposed Sub-Adviser, including their experience in the investment field, education and industry credentials.  The Board discussed the financial condition of each Proposed Sub-Adviser and reviewed supporting materials.  The Board reviewed the presentation materials prepared by each Proposed Sub-Adviser describing their investment process.  The Board received satisfactory responses from each Proposed Sub-Adviser with respect to a series of important questions, including: whether the Proposed Sub-Advisers were involved in any lawsuits or pending regulatory actions.

With respect to litigation matters, the Board noted that from time to time, Wellington is involved in litigation that arises in the ordinary course of its business, none of which appeared to be material with respect to the firm’s investment management business or its clients.  The Board further noted that Wellington periodically receives requests for information and subpoenas from various governmental entities, including the SEC, regarding Wellington’s trading activities, securities of companies followed by the firm, clients of the firm, and industry practices.  The Board noted that the statement of the Trust’s CCO that, in response to his inquiry, Wellington confirmed they are not the subject of any investigation or administrative proceeding that is material to the firm’s investment management business and neither Wellington nor any affiliate has been subject to sanction by the SEC or any other regulatory body.

The Board then reviewed litigation matters relating to Mellon and noted there is no pending litigation brought by any current or former Mellon clients relating to investment advisory services provided by Mellon or regulatory enforcement action against Mellon.  The Board further noted that, based on the information provided, in the past twelve months, neither Mellon nor, to Mellon’s knowledge, any of its officers or principals has been named as a defendant in a litigation proceeding that relates to Mellon providing investment management services.  The Board did review and note two matters.  The first, dated December 1, 2011, involved a matter where Mellon and various Wisdom Tree entities were named as defendants in a complaint filed by Research Affiliates, LLC in the United States District Court for the Central District of California, Southern Division, claiming patent infringement in the management of certain Wisdom Tree Exchange Traded Funds for which Mellon serves as sub-adviser.   The second matter from June 2011, involved a matter where Deutsche Bank Trust Company Americas (“DB Trust”), in its capacity as trustee for certain series of debt securities issued by the Tribune Company (“Tribune”), bought a fraudulent conveyance action arising out of the bankruptcy of Tribune which is currently pending in the U.S. Bankruptcy Court in Delaware.  Tribune was the subject of a leveraged buyout (“LBO”) in 2007 in the course of which shareholders of Tribune were collectively paid a total of $8.5 billion. DB Trust seeks to void and recover, as constructive fraudulent conveyances, all proceeds received by the defendants (including Mellon and many other asset managers) in connection with the LBO. The Board determined that it did not expect either of these matters to have a materially adverse effect on Mellon’s proposed sub-advisory services to Inflation Hedges.

The Board then discussed each Proposed Sub-Adviser’s compliance structure and broker selection process.  In consideration of the compliance policies and procedures for each Sub-Adviser included in the Board Materials, the Board concluded that each Proposed Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the RM Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services to be provided to the Fund were satisfactory.

Performance.  Where applicable, the Board considered each Proposed Sub-Adviser’s past performance as well as other factors relating to the Proposed Sub-Advisers’ track records. The Board concluded that the performance obtained by each of the Proposed Sub-Advisers, as appropriate, was satisfactory.  Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from the Proposed Sub-Advisers’ management of the Fund’s portfolio.

Fees, Expenses and Profitability.  As to the costs of the services to be provided and profits to be realized by each Proposed Sub-Adviser, the Board discussed the proposed sub-advisory fees payable to each Proposed Sub-Adviser.  The Board considered that the Proposed Sub-Advisers are each to be paid by North Peak out of  the North Peak’s advisory fees and not by the Fund.  North Peak confirmed to the Board that the sub-advisory fees to be paid to the Proposed Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them.  The Trustees also believed, based on information that North Peak provided that the RM Sub-Advisory Agreements have been or are being negotiated at arm’s-length between them and each of the Proposed Sub-Advisers.  As to profitability, the Trustees discussed the total fees to be paid, and expected to be paid to each Proposed Sub-Adviser, and noted that the Proposed Sub-Advisers will receive no other compensation from the Fund or North Peak except the sub-advisory fee earned pursuant to the RM Sub-Advisory Agreement and payable by North Peak.  It was noted, however, that certain Proposed Sub-Advisers would also enter into sub-advisory agreements with certain wholly-owned subsidiaries of the Fund (the “CFC RM Sub-Advisory Agreements”).  While these CFC RM Sub-Advisory Agreements would provide a sub-advisory fee, it was noted that such agreements would include a provision requiring the Proposed Sub-Adviser to proportionately waive any subadvisory fees owed by North Peak pursuant to the CFC RM Sub-Advisory Agreement so as to avoid double charging on the same assets at both the Fund and subsidiary level.  As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed profitability analyses that were provided. However, because all sub-advisory fees will be paid by North Peak, the overall advisory fee paid by the Fund is not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by the Proposed Sub-Advisers or their profitability to be significant factors.  Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the RM Sub-Advisory Agreements were reasonable in light of the services to be provided there under.

With respect to each of the Proposed Sub-Advisers separately, it was the consensus of the Board that, based on the Proposed Sub-Advisers’ experience, expertise and services to be provided to the Fund, the fees to be charged were reasonable.

Economies of Scale. Since the sub-advisory fees are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Conclusion. Having requested and received such information from the Proposed Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of each of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to each of the Proposed Sub-Advisers, with respect to each Sub-Advisory Agreement, that (a) the terms of the Sub-Advisory Agreements are reasonable; (b) the sub-advisory fees are reasonable and do not result in duplicative fees charged to shareholders; and (c) the Sub-Advisory Agreements are in the best interests of the Fund and its shareholders. In considering the Proposed Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances, including the recommendation of the North Peak.

Inflation Hedges Strategy Fund

EXPENSE EXAMPLES

May 31, 2013 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/12/13	Ending Account Value 5/31/13	Annualized Expense Ratio	Expense Paid During Period 2/12/13-5/31/13
Actual *
Class I	$1,000.00	$ 984.00	1.70%	$ 4.94
Class R	$1,000.00	$ 983.00	1.95%	$ 5.67
Hypothetical ** (5% return before expenses)
Class I	$1,000.00	$ 1,016.45	1.70%	$ 8.55
Class R	$1,000.00	$ 1,015.21	1.95%	$ 9.80

*  Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2013 (107) divided by the number of days in the fiscal year (365).

**  Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2013 (182) divided by the number of days in the fiscal year (365).

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7538 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7538.

INVESTMENT ADVISOR

North Peak Asset Management, LLC

457 Washington St.

Duxbury, MA 02332

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6. Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

7/30/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

7/30/13

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

7/30/13